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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    April 11, 2002
                                                   -----------------------------


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Chapter)


             Maryland                                     1-10093                                13-6908486
------------------------------------        ------------------------------------        ---------------------------
     (State or other jurisdiction                    (Commission                             (IRS Employer
         of incorporation)                           File Number)                          Identification No.)



27600 Northwestern Highway, Suite 200, Southfield, Michigan                                       48034
------------------------------------------------------------                                -----------------
         (Address of principal executive offices)                                              (Zip Code)


Registrant's telephone number, including area code            (248) 350-9900
                                                   -----------------------------


                                 Not applicable
 -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)


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ITEMS 1-4.        NOT APPLICABLE.

ITEM 5.           OTHER EVENTS.

         On April 11, 2002, Ramco-Gershenson Properties Trust (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the sale of its Hickory Corners Shopping Center, located in Hickory, North Carolina. The information contained in the press release is incorporated herein by reference.

         On April 15, 2002, the Company issued the press release attached hereto as Exhibit 99.2 announcing its financial results for the quarter ended March 31, 2002. The information contained in the press release is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) -- (b)        Not applicable.

         (c)               Exhibits

                            99.1    Press Release dated April 11, 2002.
                            99.2    Press Release dated April 15, 2002.

ITEM 8.           NOT APPLICABLE.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RAMCO-GERSHENSON PROPERTIES TRUST

Date: April 19, 2002        By:  /s/ Richard J. Smith
                                ------------------------------------------------

                            Name:    Richard J. Smith
                            Title:   Chief Financial Officer





                                       3

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                                INDEX TO EXHIBITS



EXHIBIT NO.            DESCRIPTION


Exhibit 99.1 Press Release issued by Ramco-Gershenson Properties Trust dated April 11, 2002

Exhibit 99.2 Press Release issued by Ramco-Gershenson Properties Trust dated April 15, 2002